Exhibit 32.2

CERTIFICATION TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael Handelman, Chief Financial Officer and Principal Accounting Officer of GT Biopharma, Inc. (the “Company”), hereby certify that, to the best of my knowledge:

(i) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 16, 2021	By:	/s/ Michael Handelman
Michael Handelman
Chief Financial Officer and Principal Accounting Officer